                                                                    EXHIBIT 10.1

                         COMMON STOCK EXCHANGE AGREEMENT

                                TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
1.             Agreement To Issue and Exchange..............................................1
        1.1    Authorization of Shares......................................................1
        1.2    Issuance and Exchange........................................................1
2.             Closing Date; Delivery.......................................................1
        2.1    Closing......................................................................1
        2.2    Delivery.....................................................................1
3.             Representations And Warranties Of Cytel......................................1
        3.1    Organization, Good Standing and Qualification................................2
        3.2    Authorization; Due Execution.................................................2
        3.3    Capitalization...............................................................2
        3.4    Valid Issuance of Shares.....................................................3
4.             Representations and Warranties of the Epimmune Stockholder...................3
        4.1    Requisite Power and Authority................................................3
        4.2    Purchase Entirely for Own Account............................................3
        4.3    Disclosure of Information....................................................3
        4.4    Investment Experience........................................................3
        4.5    Restricted Securities........................................................4
5.             Conditions of the Epimmune Stockholder's Obligations.........................4
        5.1    Representations and Warranties...............................................4
        5.2    Performance..................................................................4
        5.3    Delivery of Shares...........................................................4
        5.4    Proceedings and Documents....................................................4
6.             Conditions of Cytel's Obligations............................................5
        6.1    Representations and Warranties...............................................5
        6.2    Performance..................................................................5
        6.3    Exchange of Epimmune Stock...................................................5
        6.4    Preferred Stock Exchange Agreement...........................................5
        6.5    Stock Repurchase Agreement...................................................5
        6.6    Common Stock Exchange Agreements.............................................5
        6.7    Proceedings and Documents....................................................5
7.             Miscellaneous................................................................5
        7.1    Successors and Assigns.......................................................5
        7.2    Governing Law................................................................6
        7.3    Counterparts.................................................................6
        7.4    Titles and Subtitles.........................................................6
        7.5    Delays or Omissions..........................................................6
        7.6    Notices......................................................................6

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                          PAGE
                                                                                          ----
        7.7    Finder's Fee.................................................................7
        7.8    Amendments and Waivers.......................................................7
        7.9    Severability.................................................................7
        7.10   Entire Agreement.............................................................7
        7.11   Further Assurances...........................................................7
        7.12   Survival.....................................................................7
        7.13   Pronouns.....................................................................7



                                      ii.

                        COMMON STOCK EXCHANGE AGREEMENT

        This COMMON STOCK EXCHANGE AGREEMENT (this "Agreement") is made as of July __, 1999 (the "Effective Date"), by and among CYTEL CORPORATION, a Delaware corporation ("Cytel") and ____________ (the "Epimmune Stockholder" and together with the other holders of Epimmune Common Stock, the "Epimmune Stockholders").

        WHEREAS, the Epimmune Stockholder owns ______ outstanding shares of Common Stock, par value $0.001, of Epimmune Inc. (the "Epimmune Stock"); and

        WHEREAS, Cytel desires to issue ______ shares of its Common Stock, par value $0.01 (the "Cytel Stock"), to the Epimmune Stockholder in exchange for the Epimmune Stock, and the Epimmune Stockholder desires to exchange the Epimmune Stock for the Cytel Stock.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                    AGREEMENT

        1.      AGREEMENT TO ISSUE AND EXCHANGE.

                1.1 AUTHORIZATION OF SHARES. Cytel has authorized the issuance of up to an aggregate of 1,027,782 shares of Cytel Stock to the Epimmune Stockholders.

                1.2 ISSUANCE AND EXCHANGE. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) Cytel hereby agrees to issue to the Epimmune Stockholder the Cytel Stock in exchange for the Epimmune Stock owned by the Epimmune Stockholder, and the Epimmune Stockholder agrees to exchange the Epimmune Stock for the Cytel Stock.

        2.      CLOSING DATE; DELIVERY.

                2.1 CLOSING. Subject to the terms of Sections 5 and 6, the closing of the issuance and exchange of the Cytel Stock and the exchange of the Epimmune Stock under this Agreement (the "Closing") shall be held on the date hereof. The Closing shall take place at the offices of Cooley Godward LLP, 4365 Executive Drive, Suite 1100, San Diego, California 92121.

                2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, Cytel shall deliver to the Epimmune Stockholder a certificate dated the Closing Date and representing the number of shares of Cytel Stock to be issued to such Epimmune Stockholder at the Closing, and the Epimmune Stockholder shall deliver certificates representing the Epimmune Stock owned by the Epimmune Stockholder to Cytel.

        3.      REPRESENTATIONS AND WARRANTIES OF CYTEL.

                Cytel hereby represents and warrants to the Epimmune Stockholder as of the Effective Date of this Agreement as follows:

                3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Cytel is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business. Cytel is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

                3.2 AUTHORIZATION; DUE EXECUTION. Cytel has the requisite corporate power and authority to enter into this Agreement and to perform its obligations under the terms of this Agreement and has the requisite corporate power to issue and exchange the shares of Cytel Stock. All corporate action on the part of Cytel, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken. This Agreement has been duly authorized, executed and delivered by Cytel, and, upon due execution and delivery by the Epimmune Stockholder, will be a valid and binding agreement of Cytel, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

                3.3 CAPITALIZATION. The authorized capital stock of Cytel consists of 75,000,000 shares of Common Stock, par value $0.01, and 10,000,000 shares of Preferred Stock, par value $0.01, of which 500,000 shares have been designated Series A Preferred Stock, 659,898 shares have been designated Series B Preferred Stock, 859,666 shares have been designated Series S Preferred Stock and 549,622 shares have been designated Series S-1 Preferred Stock. As of the close of business on the date of this Agreement, there were 4,997,343 shares of Common Stock, no shares of Series A Preferred Stock and no shares of Series B Preferred Stock issued and outstanding. Other than, as of the date of this Agreement, (a) options to purchase 303,261 shares of Common Stock issued, and 529,508 shares of Common Stock available for future option grants, to certain employees, officers, directors, consultants and advisors of Cytel, (b) 21,584 shares of Common Stock to be issued under Cytel's Employee Stock Purchase Plan,
(c) warrants to purchase 28,571 shares of Common Stock issued to certain investors, (d) warrants to purchase



                                       2.

235,200 shares of Common Stock issued to certain executive officers pursuant to their severance agreements and additional warrants to purchase Common Stock that may be issued pursuant to such severance agreements, (e) those shares of Common Stock to be issued under Cytel's Rights Agreement, (f) 859,666 shares of Series S Preferred Stock and 549,622 shares of Series S-1 Preferred Stock to be issued to G.D. Searle & Co. ("Searle") in exchange for the outstanding shares of Series B Preferred Stock and Series B-1 Preferred Stock of Epimmune, (g) 423,283 shares of Common Stock reserved for issuance upon the exercise of outstanding options to purchase Common Stock of Epimmune that will be assumed by Cytel and (h) the rights to purchase equity securities of Cytel granted to Searle, there are no subscriptions, options, warrants, rights or agreements (contingent or otherwise), including without limitation, conversion rights, preemptive rights, rights of first refusal or other rights or agreements, providing for the issuance by Cytel of Common Stock or other equity securities of Cytel. The shares of Cytel Stock to be acquired by the Epimmune Stockholders will constitute as of the Closing (a) approximately 13.8% of the outstanding shares of Common Stock of Cytel on an as-converted, undiluted (except for assumed conversion of all outstanding Preferred Stock) basis, and (b) approximately 11.5% of the outstanding Common Stock of Cytel on an as-converted, fully diluted basis, assuming conversion of all outstanding Preferred Stock and exercise of all outstanding rights, warrants and options to acquire Common Stock.

                3.4 VALID ISSUANCE OF SHARES. The Cytel Stock when issued and delivered in accordance with the terms hereof for the consideration set forth herein, will be duly and validly authorized and issued, fully paid and nonassessable, free of all taxes, liens and charges (other than Cytel's repurchase rights which shall for the Epimmune Stockholder be the same as Epimmune's repurchase rights as to his or her Epimmune Shares), and, based in part upon the representations of the Epimmune Stockholder in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

        4.      REPRESENTATIONS AND WARRANTIES OF THE EPIMMUNE STOCKHOLDER.

                The Epimmune Stockholder hereby makes the following representations and warranties to Cytel, as of the Effective Date and the Closing, as follows:

                4.1 REQUISITE POWER AND AUTHORITY. The Epimmune Stockholder has all necessary power and authority under all applicable provisions of the law to execute and deliver this Agreement and to carry out its provisions and, at the Closing, will have the requisite power to exchange the Epimmune Stock for the Cytel Stock. All action on the part of the Epimmune Stockholder necessary for the lawful execution and delivery of this Agreement has been taken. Upon execution and delivery, this Agreement will be a



                                       3.

valid and binding obligation of the Epimmune Stockholder, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

                4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Cytel Stock to be issued to such Epimmune Stockholder will be acquired for investment for the Epimmune Stockholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Epimmune Stockholder has no present intention of selling, granting any participation in, or otherwise distributing the same (subject to the disposition of the Epimmune Stockholder's property being at all times within its control). By executing this Agreement, the Epimmune Stockholder further represents that such Epimmune Stockholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Cytel Stock.

                4.3 DISCLOSURE OF INFORMATION. The Epimmune Stockholder has received all the information that he or she has requested and that he or she considers necessary or appropriate for deciding whether to enter into this Agreement and to acquire the Cytel Stock. The Epimmune Stockholder further represents that he or she has had an opportunity to ask questions and receive answers from Cytel regarding the terms and conditions of the offering of the Cytel Stock.

                4.4 INVESTMENT EXPERIENCE. The Epimmune Stockholder is an investor in securities of companies in the development stage and acknowledges that he or she is able to fend for himself or herself, can bear the economic risk of his or her investment and has such knowledge and experience in financial or business matters that he or she is capable of evaluating the merits and risks of the investment in the Cytel Stock.

                4.5 RESTRICTED SECURITIES. The Epimmune Stockholder understands that (a) the Cytel Stock has not been registered under the Securities Act by reason of a specific exemption therefrom, that such securities must be held by him or her indefinitely and that the Epimmune Stockholder must, therefore, bear the economic risk of such investment indefinitely, unless in each case a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (b) each certificate representing the Cytel Stock will be endorsed with the following legend:

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL



                                       4.

        SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

and (c) Cytel will instruct any transfer agent not to register the transfer of the Cytel Stock (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied, until such time as a transfer is made, pursuant to the terms of this Agreement, and in compliance with Rule 144 or pursuant to a registration statement or, if the opinion of counsel referred to above is to the further effect that such legend is not required any longer in order to establish or enforce compliance with any provisions of the Securities Act or this Agreement. In addition, each certificate will be subject to joint escrow instructions pursuant to the Stock Repurchase Agreement to be entered pursuant to Section 6.5.

        5.      CONDITIONS OF THE EPIMMUNE STOCKHOLDER'S OBLIGATIONS.

                The obligations of the Epimmune Stockholder under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, any of which may be waived by the Epimmune Stockholder (and which conditions shall be deemed to have been fulfilled or waived upon the occurrence of the Closing):

                5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Cytel contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of said date.

                5.2 PERFORMANCE. Cytel shall have performed and complied with all agreements, obligations and conditions in this Agreement, if any, that are required to be performed or complied with by it on or before the Closing.

                5.3 DELIVERY OF SHARES. Cytel shall have tendered delivery of the Cytel Stock specified in Section 1 at the Closing.

                5.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Epimmune Stockholder, and he or she shall have received all such counterpart original and certified or other copies of such documents as he or she may reasonably request.

        6.      CONDITIONS OF CYTEL'S OBLIGATIONS.

                The obligations of Cytel under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Epimmune



                                       5.

Stockholder, any of which may be waived by Cytel (and which conditions shall be deemed to have been fulfilled or waived upon the occurrence of the Closing):

                6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Epimmune Stockholder contained in Section 4 hereof shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of said date.

                6.2 PERFORMANCE. The Epimmune Stockholder shall have performed and complied with all agreements, obligations and conditions in this Agreement, if any, that he or she is required to perform or comply with on or before the Closing.

                6.3 EXCHANGE OF EPIMMUNE STOCK. The Epimmune Stockholder shall have tendered delivery of the Epimmune Stock at the Closing.

                6.4 PREFERRED STOCK EXCHANGE AGREEMENT. The Preferred Stock Exchange Agreement to be entered between Cytel and G.D. Searle & Co. shall have been executed and delivered by the parties thereto so that the closing thereunder occurs simultaneously with the closing.

                6.5 STOCK REPURCHASE AGREEMENT. The Epimmune Stockholder shall have entered into a Stock Repurchase Agreement giving Cytel the same repurchase rights for the Cytel Stock as were applicable as to Epimmune for the Epimmune Stock.

                6.6 COMMON STOCK EXCHANGE AGREEMENTS. Each of the other Epimmune Stockholders shall have entered into a Common Stock Exchange Agreement substantially similar to this Agreement.

                6.7 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Cytel, and it shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

        7.      MISCELLANEOUS.

                7.1 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, personal representations, successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective heirs, personal representations, successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.



                                       6.

                7.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California, as applied to contracts executed and performed entirely within the State of California, without regard to conflicts of laws rules.

                7.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                7.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                7.5 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach, default or noncompliance under this Agreement or any waiver on such party's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

                7.6 NOTICES. Any notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery or courier) or courier, postage prepaid, addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

Cytel:                       Cytel Corporation
                             5820 Nancy Ridge Drive
                             San Diego, California  92121
                             Attention:  President
                             Tel:  (858) 860-2500
                             Fax:  (858) 860-2600



                                       7.

with a copy to:              Cooley Godward LLP
                             4365 Executive Drive, Suite 1100
                             San Diego, California 92121
                             Attention: Frederick T. Muto, Esq.
                             Tel:  (858) 550-6000
                             Fax:  (858) 453-3555

The Epimmune Stockholder:    [                              ]

                7.7 FINDER'S FEE. Each party represents that he, she or it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Epimmune Stockholder agrees, severally and not jointly, to indemnify and hold harmless Cytel from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Epimmune Stockholder is responsible. Cytel agrees to indemnify and hold harmless the Epimmune Stockholders from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which Cytel or any of its officers, employees or representatives is responsible.

                7.8 AMENDMENTS AND WAIVERS. Except as specified in the preambles of Sections 5 and 6, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Cytel and a majority in interest of the Epimmune Stockholders.

                7.9 SEVERABILITY. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                7.10 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter hereof and supersedes all prior or contemporaneous agreements, negotiations, understandings and representations whether written or oral.

                7.11 FURTHER ASSURANCES. Each party hereto agrees to do such further actions and things, and to execute and deliver such additional agreements and instruments, as either party may reasonably request of the other to effectuate the transactions contemplated by this Agreement.



                                       8.

                7.12 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party and the closing of the transactions contemplated hereby.

                7.13 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.



                                       9.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        CYTEL CORPORATION



                                        By
                                          --------------------------------------

                                        Title
                                             -----------------------------------




                                        THE EPIMMUNE STOCKHOLDER




                                        ----------------------------------------

                                        ----------------------------------------